UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 12, 2025

Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Federal Realty Investment Trust

Maryland	1-07533	87-3916363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Federal Realty OP LP

Delaware	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue Suite 200 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:
301/998-8100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Federal Realty Investment Trust

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a 5.00% Series C Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share	FRT-C	New York Stock Exchange
Federal Realty OP LP

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Federal Realty Investment Trust
☐
Federal Realty OP LP
☐
If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Federal Realty Investment Trust
☐
Federal Realty OP LP
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2025, the Compensation Committee of the Board of Trustees of Federal Realty Investment Trust (the “Company”) approved the following modified compensation arrangement for Daniel Guglielmone, the Company’s Executive Vice President-Chief Financial Officer and Treasurer: (a) base salary of $650,000; (b) annual bonus target of 150% of base salary; and (c) annual target under our long-term incentive award program of $1,500,000.

Item 8.01.	Other Events.
As previously disclosed, the Company and Federal Realty OP LP (the “Partnership”) entered into an equity distribution agreement, dated February 14, 2022 (the “Distribution Agreement”), as amended on March 8, 2024 (the “First Amendment”), with Wells Fargo Securities, LLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Truist Securities, Inc. (collectively, the “Agents”), and the forward purchasers identified therein, pursuant to which the Company’s common shares of beneficial interest, $.01 par value per share (“Shares”), may be offered to or through the Agents, acting as sales agents, principals, or forward sellers.
Effective as of March 8, 2024, the date of the First Amendment, Shares with an aggregate offering price of up to $500,000,000 were available for sale pursuant to the Distribution Agreement. Following the First Amendment, 3,183,181 Shares, with an aggregate offering price of $355,592,783, were sold under the Distribution Agreement. The Second Amendment increased the aggregate offering price of Shares that may be offered and sold under the Distribution Agreement to $750,000,000 as of February 14, 2025. From and after February 14, 2025, sales of Shares under the Distribution Agreement will be made pursuant to the prospectus supplement filed by the Company on February 14, 2025, and the Company terminated the offering of Shares under the prospectus supplement filed by the Company on March 8, 2024 that related to the offering of Shares under the Distribution Agreement.
The Second Amendment is filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The foregoing description of
the material terms of the Second Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 2, dated February 14, 2025, to Equity Distribution Agreement dated February 14, 2022 among Federal Realty Investment Trust, Federal Realty OP LP and the forward purchasers and sales agents identified therein (filed herewith)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the Shares issuable under the Distribution Agreement (filed herewith)

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on
their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST FEDERAL REALTY OP LP

Date: February 14, 2025	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-Chief Legal Officer and Secretary